                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2009



AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                         COMMISSION ("SEC")
         HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
            PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
      ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Table of Contents



------------------------------------------------------- TRANSAMERICA SERIES TRUST

Information about each               i     Investor Information
  portfolio you
should know before                         INDIVIDUAL PORTFOLIO DESCRIPTIONS
  investing.
                              TACLCV-1     Transamerica American Century Large Company
                                           Value VP
                              TBRLCV-1     Transamerica BlackRock Large Cap Value VP
                               TBRTA-1     Transamerica BlackRock Tactical Allocation
                                           VP
                                 TCS-1     Transamerica Convertible Securities VP
                                  TE-1     Transamerica Equity VP
                                 TGO-1     Transamerica Growth Opportunities VP
                               TJNGR-1     Transamerica Jennison Growth VP
                              TJPMEI-1     Transamerica JPMorgan Enhanced Index VP
                             TJPMMCV-1     Transamerica JPMorgan Mid Cap Value VP
                              TMARGR-1     Transamerica Marsico Growth VP
                              TMFSIE-1     Transamerica MFS International Equity VP
                              TPIMCO-1     Transamerica PIMCO Total Return VP
                               TSMCV-1     Transamerica Small/Mid Cap Value VP
                              TTRPEI-1     Transamerica T. Rowe Price Equity Income VP
                              TTRPSC-1     Transamerica T. Rowe Price Small Cap VP
                                 TTG-1     Transamerica Templeton Global VP
                               TUSGS-1     Transamerica U.S. Government Securities VP
                              TVKAIA-1     Transamerica Van Kampen Active
                                           International Allocation VP
                              TVKLCC-1     Transamerica Van Kampen Large Cap Core VP
                              TVKMCG-1     Transamerica Van Kampen Mid-Cap Growth VP

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL
  PORTFOLIOS

Additional information               1     Management
regarding Transamerica               1     Other Information
Series Trust
  portfolios.


------------------------------------------------------- FOR MORE INFORMATION

Where to learn more         Appendix A     More on Strategies and Risks
about each portfolio.
                                           Back Cover

Investor Information



(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST") currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

    The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

    The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

    What are the underlying funds/portfolios in which the asset allocation portfolios may invest? See the lists of all underlying funds/portfolios.
(ICON7)

    The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

    The graph indicates investment performance.
(GRAPH ICON)

    The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

    The briefcase provides information about portfolio management. (BRIEFCASE ICON)

    The money sign provides financial information about a portfolio.
(MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

(AMERICAN CENTURY LOGO)     TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term capital growth; income is a secondary goal.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000(R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or

                                       TST
          TACLCV-1 Transamerica American Century Large Company Value VP issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which

                                       TST
          TACLCV-2 Transamerica American Century Large Company Value VP represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and
Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Stock Index ("S&P 500 Index"), is comprised of 500 widely traded common stocks that measures the general performance of the market; and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                       TST
          TACLCV-3 Transamerica American Century Large Company Value VP performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2002                                          -19.38
2003                                           28.79
2004                                           13.91
2005                                            4.15
2006                                           19.68
2007                                           -1.12
2008                                          -36.78



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  16.21%   Quarter ended  6/30/2003
                    Lowest:  (20.76)%  Quarter ended 12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                          1 YEAR    5 YEARS    LIFE OF FUND*
                         -------    -------    -------------
Initial Class            (36.78)%    (2.36)%       (1.75)%
Service Class            (37.05)%    (2.63)%         1.51%
S&P 500 Index            (37.00)%    (2.19)%       (2.36)%
Russell 1000(R) Value
  Index                  (36.85)%    (0.79)%         0.12%



* Initial Class shares commenced operations May 1, 2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.82%       0.82%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.05%       0.05%
                                   -------------------
TOTAL                                0.87%       1.12%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.87%       1.12%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 89      $310      $549     $1,234
Service Class              $114      $356      $617     $1,363
---------------------------------------------------------------





                                       TST
          TACLCV-4 Transamerica American Century Large Company Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main Street, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% of assets over $250 million up to $500 million; 0.35% of assets over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.


The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in April 2000. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.



                                       TST
          TACLCV-5 Transamerica American Century Large Company Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  11.11     $  11.34     $  11.01     $  11.06     $   9.81
INVESTMENT OPERATIONS
Net investment income(a)                        0.21         0.21         0.19         0.18         0.17
Net realized and unrealized gain (loss)        (4.16)       (0.33)        1.80         0.26         1.18
                                            ------------------------------------------------------------
Total operations                               (3.95)       (0.12)        1.99         0.44         1.35
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.18)       (0.06)       (0.30)       (0.07)       (0.10)
From net realized gains                        (0.34)       (0.05)       (1.36)       (0.42)          --
                                            ------------------------------------------------------------
Total distributions                            (0.52)       (0.11)       (1.66)       (0.49)       (0.10)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   6.64     $  11.11     $  11.34     $  11.01     $  11.06
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (36.78)%      (1.12)%      19.68%        4.15%       13.91%
NET ASSETS END OF YEAR (000's)              $357,547     $448,651     $173,206     $120,738     $185,445
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.87%        0.86%        0.92%        0.91%        0.97%
Net investment income, to average net
  assets                                        2.38%        1.79%        1.72%        1.62%        1.67%
Portfolio turnover rate                           29%          18%          19%          26%          86%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  11.10     $  11.33     $  11.00     $  11.07     $   9.82
INVESTMENT OPERATIONS
Net investment income(a)                        0.19         0.18         0.17         0.15         0.17
Net realized and unrealized gain (loss)        (4.17)       (0.33)        1.80         0.26         1.16
                                            ------------------------------------------------------------
Total operations                               (3.98)       (0.15)        1.97         0.41         1.33
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.15)       (0.03)       (0.28)       (0.06)       (0.08)
From net realized gains                        (0.34)       (0.05)       (1.36)       (0.42)          --
                                            ------------------------------------------------------------
Total distributions                            (0.49)       (0.08)       (1.64)       (0.48)       (0.08)
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   6.63     $  11.10     $  11.33     $  11.00     $  11.07
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (37.05)%      (1.33)%      19.44%        3.83%       13.61%
NET ASSETS END OF YEAR (000's)              $  1,236     $  2,402     $  3,073     $  1,781     $  1,947
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.12%        1.11%        1.17%        1.16%        1.22%
Net investment income, to average net
  assets                                        2.06%        1.52%        1.49%        1.36%        1.66%
Portfolio turnover rate                           29%          18%          19%          26%          86%
--------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
          TACLCV-6 Transamerica American Century Large Company Value VP

(BLACKROCK LOGO)                       Transamerica BlackRock Large Cap Value VP



(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers large cap companies to be companies that, at the time of purchase, comprise the portfolio's benchmark, the Russell 1000(R) Value Index.

The portfolio will seek to outperform the Russell 1000(R) Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations.

The portfolio emphasizes value-oriented investments. In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined -- if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. "Fundamental analysis" is a method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" fund. In seeking to outperform the its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

- Relative price to earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the applicable index
- Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities

                                       TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.


                                       TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                            7.95
2000                                           15.19
2001                                           -1.81
2002                                          -14.21
2003                                           29.78
2004                                           18.34
2005                                           15.94
2006                                           16.92
2007                                            4.64
2008                                          -33.89



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  19.27%   Quarter ended 6/30/2003
                    Lowest:  (20.67)%  Quarter ended 9/30/2002


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (33.89)%    2.10%      4.19%
Service Class               (34.06)%    1.85%      6.15%
Russell 1000(R) Value
  Index                     (36.85)%   (0.79)%     1.36%



 *   Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.78%       0.78%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.05%       0.05%
                                   -------------------
TOTAL                                0.83%       1.08%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.83%       1.08%
------------------------------------------------------




(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 85      $297      $527     $1,188
Service Class              $110      $343      $595     $1,317
---------------------------------------------------------------





                                       TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

The portfolio is managed by a team of financial professionals. Robert C. Doll, Jr. and Daniel Hanson are primarily responsible for the day-to-day management of the portfolio. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager.

ROBERT C. DOLL, JR. is a Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. since 2006. He is a member of the Executive, Operating and Leadership Committees of BlackRock, Inc. and head of its U.S. Large Cap Series equity team. Prior to joining BlackRock, he was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. from 2001 to 2006. Mr. Doll was also President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON is a Managing Director of BlackRock, Inc. since 2009 and Director since 2007. Prior to joining BlackRock, he was a member of MLIM's Large Cap Series Team from 2003 to 2006.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                    INITIAL CLASS
                                           --------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH    --------------------------------------------------------------
PERIOD                                       2008         2007          2006          2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                          $  19.16     $  20.80     $    18.72     $  17.17     $  14.97
INVESTMENT OPERATIONS
Net investment income(a)                       0.21         0.20           0.17         0.13         0.18
Net realized and unrealized gain (loss)       (6.18)        0.72           2.91         2.54         2.47
                                           --------------------------------------------------------------
Total operations                              (5.97)        0.92           3.08         2.67         2.65
                                           --------------------------------------------------------------
DISTRIBUTIONS
From net investment income                    (0.15)       (0.20)         (0.10)       (0.12)       (0.16)
From net realized gains                       (1.95)       (2.36)         (0.90)       (1.00)       (0.29)
                                           --------------------------------------------------------------
Total distributions                           (2.10)       (2.56)         (1.00)       (1.12)       (0.45)
                                           --------------------------------------------------------------
NET ASSET VALUE
End of year                                $  11.09     $  19.16     $    20.80     $  18.72     $  17.17
                                           --------------------------------------------------------------
TOTAL RETURN(B)                              (33.89)%       4.64%         16.92%       15.94%       18.34%
NET ASSETS END OF YEAR (000's)             $712,006     $860,991     $1,054,389     $860,826     $584,426
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                 0.83%        0.85%          0.83%        0.84%        0.85%
Net investment income, to average net
  assets                                       1.38%        0.94%          0.86%        0.70%        1.19%
Portfolio turnover rate                          85%          67%            60%          69%         132%
---------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                           --------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH    --------------------------------------------------------------
PERIOD                                       2008         2007          2006          2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                          $  19.21     $  20.87     $    18.81     $  17.27     $  15.06
INVESTMENT OPERATIONS
Net investment income (loss)(a)                0.17         0.14           0.13         0.09         0.15
Net realized and unrealized gain (loss)       (6.20)        0.73           2.91         2.57         2.48
                                           --------------------------------------------------------------
Total operations                              (6.03)        0.87           3.04         2.66         2.63
                                           --------------------------------------------------------------
DISTRIBUTIONS
From net investment income                    (0.10)       (0.17)         (0.08)       (0.12)       (0.13)
From net realized gains                       (1.95)       (2.36)         (0.90)       (1.00)       (0.29)
                                           --------------------------------------------------------------
Total distributions                           (2.05)       (2.53)         (0.98)       (1.12)       (0.42)
                                           --------------------------------------------------------------
NET ASSET VALUE
End of year                                $  11.13     $  19.21     $    20.87     $  18.81     $  17.27
                                           --------------------------------------------------------------
TOTAL RETURN(B)                              (34.06)%       4.35%         16.62%       15.73%       18.00%
NET ASSETS END OF YEAR (000's)             $ 15,319     $ 33,514     $   28,079     $ 14,908     $  3,189
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                 1.08%        1.10%          1.08%        1.09%        1.10%
Net investment income, to average net
  assets                                       1.06%        0.70%          0.64%        0.49%        0.97%
Portfolio turnover rate                          85%          67%            60%          69%         132%
---------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(BLACKROCK LOGO)                   TRANSAMERICA BLACKROCK TACTICAL ALLOCATION VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a combination of underlying TST portfolios and Transamerica Funds (the "underlying funds").

 - Under normal market conditions, the portfolio's investments in equity funds will vary between 40% and 90% of the portfolio's net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

 - The portfolio's target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio's investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

 - BlackRock Financial Management, Inc., the portfolio's sub-adviser ("BlackRock"), may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model's target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio's assets among the underlying funds to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio's assets in one or more underlying funds which they sub-advise.

 - The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying funds and the portfolio.

 - The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com or by calling 1-888-233-4339.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Short-Term Bond
 - Transamerica Thornburg International Value
 - Transamerica UBS Large Cap Value

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS International Equity VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP


                                       TST
              TBRTA-1 Transamerica BlackRock Tactical Allocation VP

 - Transamerica Templeton Global VP
 - Transamerica Third Avenue Value VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP
 - Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio or the underlying funds fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

UNDERLYING FUNDS
Because the portfolio invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

ASSET ALLOCATION
The portfolio's level of equity and fixed income exposure is determined by a dynamic asset allocation model. The allocations prescribed by the model may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses. Within the equity and fixed-income allocations, BlackRock may select underlying funds that do not perform as well as expected.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short

                                       TST
              TBRTA-2 Transamerica BlackRock Tactical Allocation VP periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



                                       TST
              TBRTA-3 Transamerica BlackRock Tactical Allocation VP

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                               INITIAL     SERVICE
                                CLASS       CLASS
--------------------------------------------------
Management fees                  0.10%       0.10%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.08%       0.08%
Acquired fund fees and
  expenses                       0.85%       0.85%
                               -------------------
TOTAL                            1.03%       1.28%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           1.03%       1.28%
--------------------------------------------------



(a)  Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date. As of the date of this prospectus, the portfolio does not plan to offer Initial Class shares.
(c) Contractual arrangements with Transamerica Asset Management, Inc. ("TAM"), through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                        1 YEAR   3 YEARS
---------------------------------------------------
Initial Class                       $105      $360
Service Class                       $130      $406
---------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.10% of the first billion; and 0.08% in excess of $1 billion.

SUB-ADVISER: BlackRock Financial Management, Inc. ("BlackRock") 40 East 52(nd) Street, New York, NY 10022

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.10% of the first billion; and 0.08% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-

                                       TST
              TBRTA-4 Transamerica BlackRock Tactical Allocation VP annual report for the fiscal period ending June 30, 2009.

PORTFOLIO MANAGERS:

PHIL GREEN, Managing Director, is a member of BlackRock's Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Green is a member of the asset allocation and research group, MAPS management team, and is the lead portfolio manager for the diversified Portable Alpha platform, the Prepared Portfolios mutual funds (Target Date/Target Risk), and a co-manager of the portfolio. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers, L.P. ("MLIM"), which merged with BlackRock in 2006. At MLIM, he was responsible for asset allocation and equity strategies within the Quantitative Advisors group. Prior to joining MLIM, Mr. Green was a managing director and portfolio manager at Bankers Trust Company, heading the global asset allocation, managed futures, and currency overlay groups. Mr. Green earned a B.S. degree in economics from the Wharton School of Business of the University of Pennsylvania in 1985, and an M.B.A. degree in finance from New York University in 1991.

MICHAEL HUEBSCH, Managing Director, heads BlackRock's Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. He is a member of BlackRock's Operating and Management Committees. Previously Mr. Huebsch lead the Financial Institutions Portfolio Management Group. Prior to joining BlackRock in 1989, Mr. Huebsch was a Vice President in Fixed Income Research at The First Boston Corporation focusing on corporate bonds, asset-backed securities, mortgage-related securities and municipal bonds. Mr. Huebsch is a Trustee of the Fairfield (CT) Country Day School and a member of the Board of Overseers of the School of Risk Management, Insurance and Actuarial Science at St. John's University in New York City. He earned a B.A. degree in political science from Trinity College in 1980, and an M.B.A. degree in finance from the Wharton School of the University of Pennsylvania in 1985.

BlackRock and its affiliated investment advisers have provided investment advisory services to various clients for more than 20 years.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

FINANCIAL HIGHLIGHTS
----------------------------------------
(MONEY ICON)

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.


                                       TST
              TBRTA-5 Transamerica BlackRock Tactical Allocation VP

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) TRANSAMERICA CONVERTIBLE SECURITIES VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:

 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                       TST
                  TCS-1 Transamerica Convertible Securities VP conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.


                                       TST
                  TCS-2 Transamerica Convertible Securities VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares  (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(STOPLIGHT ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index ("MLUSCI"), is a widely recognized, unmanaged index of market performance that is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2003                                           23.66
2004                                           13.18
2005                                            3.88
2006                                           10.90
2007                                           18.63
2008                                          -36.87



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  11.64%   Quarter ended  6/30/2003
                    Lowest:  (19.77)%  Quarter ended 12/31/2008




                                       TST
                  TCS-3 Transamerica Convertible Securities VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                          1 YEAR    5 YEARS    LIFE OF FUND*
                          ------    -------    -------------
Initial Class             (36.87)%   (0.47)%        1.79%
Service Class             (37.00)%   (0.71)%        2.11%
MLUSCI                    (35.74)%   (3.44)%       (0.01)%



* Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.75%       0.75%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.06%       0.06%
                              -------------------
TOTAL                           0.81%       1.06%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          0.81%       1.06%
-------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 83      $291      $516     $1,164
Service Class              $108      $337      $585     $1,294
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025


                                       TST
                  TCS-4 Transamerica Convertible Securities VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM's Convertible Securities discipline and is a member of TIM's Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (LEAD) Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS
                                               --------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        --------------------------------------------------------
PERIOD                                           2008        2007        2006        2005        2004
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $  12.48    $  12.03    $  11.20    $  12.24    $  11.51
INVESTMENT OPERATIONS
Net investment income(a)                           0.18        0.16        0.15        0.22        0.24
Net realized and unrealized gain (loss)           (4.05)       1.91        1.05        0.19        1.16
                                               --------------------------------------------------------
Total operations                                  (3.87)       2.07        1.20        0.41        1.40
                                               --------------------------------------------------------
DISTRIBUTIONS
From net investment income                        (0.18)      (0.26)      (0.19)      (0.27)      (0.23)
From net realized gains                           (2.22)      (1.36)      (0.18)      (1.18)      (0.44)
                                               --------------------------------------------------------
Total distributions                               (2.40)      (1.62)      (0.37)      (1.45)      (0.67)
                                               --------------------------------------------------------
NET ASSET VALUE
End of year                                    $   6.21    $  12.48    $  12.03    $  11.20    $  12.24
                                               --------------------------------------------------------
TOTAL RETURN(B)                                  (36.87)%     18.63%      10.90%       3.88%      13.18%
NET ASSETS END OF YEAR (000's)                 $156,137    $270,218    $429,852    $314,353    $351,386
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                     0.81%       0.79%       0.78%       0.79%       0.84%
Net investment income, to average net assets       1.88%       1.30%       1.26%       1.95%       2.04%
Portfolio turnover rate                              97%         79%         64%         85%        138%
-------------------------------------------------------------------------------------------------------




                                                                    SERVICE CLASS
                                               -------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH        -------------------------------------------------------
PERIOD                                           2008        2007        2006        2005        2004
------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                               $ 12.42     $ 11.98     $ 11.17     $ 12.24     $11.50
INVESTMENT OPERATIONS
Net investment income(a)                           0.14        0.13        0.12        0.19       0.20
Net realized and unrealized gain (loss)           (4.01)       1.91        1.04        0.18       1.18
                                               -------------------------------------------------------
Total operations                                  (3.87)       2.04        1.16        0.37       1.38
                                               -------------------------------------------------------
DISTRIBUTIONS
From net investment income                        (0.15)      (0.24)      (0.17)      (0.26)     (0.20)
From net realized gains                           (2.22)      (1.36)      (0.18)      (1.18)     (0.44)
                                               -------------------------------------------------------
Total distributions                               (2.37)      (1.60)      (0.35)      (1.44)     (0.64)
                                               -------------------------------------------------------
NET ASSET VALUE
End of year                                     $  6.18     $ 12.42     $ 11.98     $ 11.17     $12.24
                                               -------------------------------------------------------
TOTAL RETURN(B)                                  (37.00)%     18.29%      10.65%       3.54%     12.99%
NET ASSETS END OF YEAR (000's)                 $  7,777    $ 18,157    $ 14,065    $ 10,710    $ 6,006
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                     1.06%       1.04%       1.03%       1.04%      1.10%
Net investment income, to average net assets       1.46%       1.02%       1.01%       1.65%      1.72%
Portfolio turnover rate                              97%         79%         64%         85%       138%
------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
                  TCS-6 Transamerica Convertible Securities VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)                 TRANSAMERICA EQUITY VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the

                                       TST
                           TE-1 Transamerica Equity VP
  value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or

                                       TST
                           TE-2 Transamerica Equity VP
financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities  transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political or financial instability and small markets
- different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.


FOCUSED INVESTING
To the extent the portfolio invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)

PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.


                                       TST
                           TE-3 Transamerica Equity VP

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                           37.79
2000                                           -9.68
2001                                          -17.63
2002                                          -22.24
2003                                           31.22
2004                                           15.81
2005                                           16.54
2006                                            8.71
2007                                           16.29
2008                                          -46.00



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  33.85%   Quarter ended 12/31/1999
                    Lowest:  (24.19)%  Quarter ended 12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (46.00)%   (1.63)%     (0.37)%
Service Class               (46.17)%   (1.87)%      1.94%
Russell 1000(R) Growth
  Index                     (38.44)%   (3.42)%     (4.27)%



*    Service Class shares commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.



(MONEY ICON)

EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.71%       0.71%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.05%       0.05%
                                   -------------------
TOTAL                                0.76%       1.01%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.76%       1.01%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM" ) through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses

                                       TST
                           TE-4 Transamerica Equity VP
you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 78      $275      $489     $1,106
Service Class              $103      $322      $558     $1,236
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM's private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children's agency in California. Mr. Edelstein has 17 years of investment experience.


                                       TST
                           TE-5 Transamerica Equity VP

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.BA. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst and Co-Portfolio Manager at TIM. He co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                           TE-6 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                    INITIAL CLASS
                                       ----------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT     ----------------------------------------------------------------------
EACH PERIOD                               2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                      $    28.90     $    25.95     $    23.87     $    20.88     $    18.03
INVESTMENT OPERATIONS
Net investment income (loss)(a)              0.15           0.05           0.01          (0.02)          0.09
Net realized and unrealized gain
  (loss)                                   (13.09)          4.07           2.07           3.43           2.76
                                       ----------------------------------------------------------------------
Total operations                           (12.94)          4.12           2.08           3.41           2.85
                                       ----------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                  (0.06)         (0.01)            --          (0.08)            --
From net realized gains                     (0.92)         (1.16)            --          (0.34)            --
                                       ----------------------------------------------------------------------
Total distributions                         (0.98)         (1.17)            --          (0.42)            --
                                       ----------------------------------------------------------------------
NET ASSET VALUE
End of year                            $    14.98     $    28.90     $    25.95     $    23.87     $    20.88
                                       ----------------------------------------------------------------------
TOTAL RETURN(B)                            (46.00)%        16.29%          8.71%         16.54%         15.81%
NET ASSETS END OF YEAR (000's)         $1,442,534     $2,938,220     $3,324,168     $1,670,310     $1,229,731
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets               0.76%          0.76%          0.77%          0.80%          0.81%
Net investment income (loss), to
  average net assets                         0.63%          0.18%          0.04%         (0.10)%         0.48%
Portfolio turnover rate                        33%            38%            47%            34%            69%
-------------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                       ----------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT     ----------------------------------------------------------------------
EACH PERIOD                               2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                      $    28.59     $    25.73     $    23.73     $    20.80     $    17.99
INVESTMENT OPERATIONS
Net investment income (loss)(a)              0.08          (0.02)         (0.05)         (0.07)          0.09
Net realized and unrealized gain
  (loss)                                   (12.95)          4.04           2.05           3.40           2.72
                                       ----------------------------------------------------------------------
Total operations                           (12.87)          4.02           2.00           3.33           2.81
                                       ----------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     --             --             --          (0.06)            --
From net realized gains                     (0.92)         (1.16)            --          (0.34)            --
                                       ----------------------------------------------------------------------
Total distributions                         (0.92)         (1.16)            --          (0.40)            --
                                       ----------------------------------------------------------------------
NET ASSET VALUE
End of year                            $    14.80     $    28.59     $    25.73     $    23.73     $    20.80
                                       ----------------------------------------------------------------------
TOTAL RETURN(B)                            (46.17)%        16.04%          8.38%         16.28%         15.62%
NET ASSETS END OF YEAR (000's)         $   23,553     $   69,701     $   64,730     $   37,784     $   18,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets               1.01%          1.01%          1.02%          1.05%          1.08%
Net investment income (loss), to
  average net assets                         0.35%         (0.07)%        (0.22)%        (0.35)%         0.49%
Portfolio turnover rate                        33%            38%            47%            34%            69%
-------------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
                           TE-7 Transamerica Equity VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)   TRANSAMERICA GROWTH OPPORTUNITIES VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term  growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM, under normal market conditions, invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 -strong potential for steady growth

 -high barriers to competition

 -experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.


                                       TST
                   TGO-1 Transamerica Growth Opportunities VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.


                                       TST
                   TGO-2 Transamerica Growth Opportunities VP

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                       TST
                   TGO-3 Transamerica Growth Opportunities VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2002                                          -14.31
2003                                           31.21
2004                                           16.63
2005                                           16.23
2006                                            5.10
2007                                           23.09
2008                                          -40.90



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  15.45%   Quarter ended  6/30/2003
                    Lowest:  (24.04)%  Quarter ended 12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                          1 YEAR    5 YEAR    LIFE OF FUND*
                          ------    ------    -------------
Initial Class             (40.90)%    0.72%        3.51%
Service Class             (41.06)%    0.49%        4.76%
Russell Midcap(R)
  Growth Index            (44.32)%   (2.33)%      (2.41)%


* Initial Class shares commenced operations May 2, 2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.


                                       TST
                   TGO-4 Transamerica Growth Opportunities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.79%       0.79%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.06%       0.06%
                               -------------------
TOTAL                            0.85%       1.10%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.85%       1.10%
--------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 87      $303      $538     $1,211
Service Class              $112      $350      $606     $1,340
---------------------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.


                                       TST
                   TGO-5 Transamerica Growth Opportunities VP

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (LEAD) John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                   TGO-6 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  18.18     $  16.00     $  15.69     $  14.66     $  12.57
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 0.03        (0.01)        0.01         0.04         --(b)
Net realized and unrealized gain (loss)        (6.12)        3.58         0.76         2.18         2.09
                                            ------------------------------------------------------------
Total operations                               (6.09)        3.57         0.77         2.22         2.09
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                        --        (0.01)       (0.04)          --           --
From net realized gains                        (4.35)       (1.38)       (0.42)       (1.19)          --
                                            ------------------------------------------------------------
Total distributions                            (4.35)       (1.39)       (0.46)       (1.19)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.74     $  18.18     $  16.00     $  15.69     $  14.66
                                            ------------------------------------------------------------
TOTAL RETURN(C)                               (40.90)%      23.09%        5.10%       16.23%       16.63%
NET ASSETS END OF YEAR (000's)              $180,962     $485,162     $478,963     $445,761     $416,126
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.85%        0.83%        0.84%        0.86%        0.88%
Net investment income (loss), to average
  net assets                                    0.25%       (0.08)%       0.05%        0.30%          --%(d)
Portfolio turnover rate                           47%          73%          68%          44%          63%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  18.00     $  15.88     $  15.59     $  14.61     $  12.54
INVESTMENT OPERATIONS
Net investment loss(a)                          --(b)       (0.06)       (0.03)        --(b)       (0.04)
Net realized and unrealized gain (loss)        (6.05)        3.56         0.75         2.17         2.11
                                            ------------------------------------------------------------
Total operations                               (6.05)        3.50         0.72         2.17         2.07
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                        --           --        (0.01)          --           --
From net realized gains                        (4.31)       (1.38)       (0.42)       (1.19)          --
                                            ------------------------------------------------------------
Total distributions                            (4.31)       (1.38)       (0.43)       (1.19)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.64     $  18.00     $  15.88     $  15.59     $  14.61
                                            ------------------------------------------------------------
TOTAL RETURN(C)                               (41.06)%      22.74%        4.90%       15.93%       16.51%
NET ASSETS END OF YEAR (000's)              $  7,425     $ 20,062     $ 16,847     $ 14,980     $  7,545
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.10%        1.08%        1.09%        1.11%        1.14%
Net investment loss, to average net assets        --%(d)    (0.33)%      (0.20)%       0.03%       (0.31)%
Portfolio turnover rate                           47%          73%          68%          44%          63%
--------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b)  Amounts round to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Rounds to less than (0.01)% or 0.01%.


                                       TST
                   TGO-7 Transamerica Growth Opportunities VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(JENNISON ASSOCIATES LOGO)                       TRANSAMERICA JENNISON GROWTH VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - superior absolute and relative earnings growth
 - above average revenue and earnings per share growth
 - sustainable or improving profitability
 - strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor's 500 Stock Index ("S&P 500 Index"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - strong market position with a defensible franchise
 - unique marketing competency
 - strong research and development leading to superior new product flow
 - capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the

                                       TST
                     TJNGR-1 Transamerica Jennison Growth VP

United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


                                       TST
                     TJNGR-2 Transamerica Jennison Growth VP

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)

PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                            4.79
2000                                          -11.58
2001                                          -18.54
2002                                          -30.74
2003                                           28.77
2004                                            9.13
2005                                           13.79
2006                                            1.96
2007                                           11.51
2008                                          -37.01



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:   16.24%   Quarter ended  12/31/2001
                    Lowest:   (20.76)%  Quarter ended  12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (37.01)%   (2.32)%     (5.00)%
Service Class               (37.11)%   (2.55)%      1.14%
Russell 1000(R) Growth
  Index                     (38.44)%   (3.42)%     (4.27)%



 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.




                                       TST
                     TJNGR-3 Transamerica Jennison Growth VP

(MONEY ICON)

EXPENSES
----------------------------------------
When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses  that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.80%       0.80%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.06%       0.06%
                               -------------------
TOTAL                            0.86%       1.11%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.86%       1.11%
--------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $88      $307      $543     $1,223
Service Class              $113      $353      $612     $1,352
---------------------------------------------------------------



(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a

                                       TST
                     TJNGR-4 Transamerica Jennison Growth VP
combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the portfolio since October 2000.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portfolio since September 2004.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portfolio since October 2000.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $   8.25     $   7.86     $   8.55     $   8.01     $   7.34
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 0.02         0.01         0.01        (0.01)        0.01
Net realized and unrealized gain (loss)        (2.99)        0.86         0.08         1.07         0.66
                                            ------------------------------------------------------------
Total operations                               (2.97)        0.87         0.09         1.06         0.67
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.01)       (0.01)          --        (0.02)          --
From net realized gains                        (0.27)       (0.47)       (0.78)       (0.50)          --
                                            ------------------------------------------------------------
Total distributions                            (0.28)       (0.48)       (0.78)       (0.52)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   5.00     $   8.25     $   7.86     $   8.55     $   8.01
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (37.01)%      11.51%        1.96%       13.79%        9.13%
NET ASSETS END OF YEAR (000's)              $192,623     $161,847     $145,174     $152,630     $128,235
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.86%        0.86%        0.87%        0.87%        0.90%
Net investment income (loss), to average
  net assets                                    0.29%        0.16%        0.07%       (0.14)%       0.19%
Portfolio turnover rate                           74%          72%          78%          67%          68%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $   8.16     $   7.79     $   8.51     $   7.98     $   7.33
INVESTMENT OPERATIONS
Net investment income (loss)(a)                   --(c)     (0.01)       (0.02)       (0.03)        0.09
Net realized and unrealized gain (loss)        (2.95)        0.85         0.08         1.06         0.56
                                            ------------------------------------------------------------
Total operations                               (2.95)        0.84         0.06         1.03         0.65
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                        --           --           --           --(c)        --
From net realized gains                        (0.27)       (0.47)       (0.78)       (0.50)          --
                                            ------------------------------------------------------------
Total distributions                            (0.27)       (0.47)       (0.78)       (0.50)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   4.94     $   8.16     $   7.79     $   8.51     $   7.98
                                            ------------------------------------------------------------
TOTAL RETURN(B)                               (37.11)%      11.28%        1.60%       13.52%        8.87%
NET ASSETS END OF YEAR (000's)              $    695     $  1,223     $    838     $    469     $    876
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.11%        1.11%        1.12%        1.12%        1.17%
Net investment income (loss), to average
  net assets                                    0.01%       (0.13)%      (0.21)%      (0.41)%       1.23%
Portfolio turnover rate                           74%          72%          78%          67%          68%
--------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Rounds to less than ($0.01) or $0.01.



                                       TST
                     TJNGR-6 Transamerica Jennison Growth VP

(JPMORGAN LOGO)                          TRANSAMERICA JPMORGAN ENHANCED INDEX VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor's 500 Stock Index ("S&P 500 Index") (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio's weightings are similar to those of the S&P 500 Index. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as

                                       TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise.

                                       TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP

   This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely traded common stocks that measures the general performance of the market. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.


                                       TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                           18.16
2000                                          -10.92
2001                                          -11.98
2002                                          -24.59
2003                                           28.94
2004                                           11.02
2005                                            3.46
2006                                           15.31
2007                                            4.54
2008                                          -37.35



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:   15.47%   Quarter ended  6/30/2003
                    Lowest:   (21.86)%  Quarter ended  12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (37.35)%   (2.80)%     (2.44)%
Service Class               (37.52)%   (3.06)%      0.87%
S&P 500 Index               (37.00)%   (2.19)%     (1.38)%



 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.74%       0.74%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.08%       0.08%
                               -------------------
TOTAL                            0.82%       1.07%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.82%       1.07%
--------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 84      $294      $522     $1,176
Service Class              $109      $340      $590     $1,306
---------------------------------------------------------------





                                       TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

TERANCE CHEN, vice president, is a portfolio manager in the U.S. Equity Group. An employee since 1994, Mr. Chen was a quantitative equity research analyst prior to his current position. He is responsible for the management of the REI enhanced index strategies and is also the portfolio manager of several long/short strategies, including Research Market Neutral and Research 140/40. He holds a B.S. in finance from New York University's Stern School of Business and is a CFA charterholder.

RAFFAELE ZINGONE, vice president, is head of the U.S. Structured Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of large cap structured equity portfolios. Prior to his role in structured equity, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University. He is a CFA charterholder.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                    INITIAL CLASS
                                             -----------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      -----------------------------------------------------------
PERIOD                                         2008        2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $ 16.43     $  16.35     $  14.34     $  14.04     $  12.75
INVESTMENT OPERATIONS
Net investment income(a)                        0.20         0.19         0.17         0.13         0.15
Net realized and unrealized gain (loss)        (5.49)        0.56         2.01         0.35         1.24
                                             -----------------------------------------------------------
Total operations                               (5.29)        0.75         2.18         0.48         1.39
                                             -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.23)       (0.21)       (0.17)       (0.18)       (0.10)
From net realized gains                        (2.76)       (0.46)          --           --           --
                                             -----------------------------------------------------------
Total distributions                            (2.99)       (0.67)       (0.17)       (0.18)       (0.10)
                                             -----------------------------------------------------------
NET ASSET VALUE
End of year                                  $  8.15     $  16.43     $  16.35     $  14.34     $  14.04
                                             -----------------------------------------------------------
TOTAL RETURN(B)                               (37.35)%       4.54%       15.31%        3.46%       11.02%
NET ASSETS END OF YEAR (000's)               $83,543     $164,761     $193,322     $200,857     $231,055
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.82%        0.81%        0.81%        0.83%        0.80%
Net investment income, to average net
  assets                                        1.59%        1.13%        1.16%        0.95%        1.18%
Portfolio turnover rate                           74%          55%          55%          42%          48%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                             -----------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      -----------------------------------------------------------
PERIOD                                         2008        2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $ 16.45     $  16.37     $  14.36     $  14.08     $  12.79
INVESTMENT OPERATIONS
Net investment income(a)                        0.17         0.15         0.14         0.10         0.17
Net realized and unrealized gain (loss)        (5.50)        0.56         2.00         0.35         1.19
                                             -----------------------------------------------------------
Total operations                               (5.33)        0.71         2.14         0.45         1.36
                                             -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.19)       (0.17)       (0.13)       (0.17)       (0.07)
From net realized gains                        (2.76)       (0.46)          --           --           --
                                             -----------------------------------------------------------
Total distributions                            (2.95)       (0.63)       (0.13)       (0.17)       (0.07)
                                             -----------------------------------------------------------
NET ASSET VALUE
End of year                                  $  8.17     $  16.45     $  16.37     $  14.36     $  14.08
                                             -----------------------------------------------------------
TOTAL RETURN(B)                               (37.52)%       4.30%       14.96%        3.20%       10.71%
NET ASSETS END OF YEAR (000's)               $ 3,116     $  7,051     $  6,851     $  7,462     $  6,339
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.07%        1.06%        1.06%        1.08%        1.06%
Net investment income, to average net
  assets                                        1.32%        0.88%        0.91%        0.71%        1.33%
Portfolio turnover rate                           74%          55%          55%          42%          48%
--------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



                                       TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

(JPMORGAN LOGO)                           TRANSAMERICA JPMORGAN MID CAP VALUE VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)

PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts ("REITs").

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices


                                       TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP

 - delays in settling foreign securities transactions
 - higher cost for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

REITS
Real estate markets have been particularly affected by the financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.


                                       TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, a widely recognized, unmanaged index of market performance that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2000                                           12.92
2001                                           -3.94
2002                                          -12.72
2003                                           31.42
2004                                           14.58
2005                                            9.15
2006                                           17.25
2007                                            2.83
2008                                          -32.38



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:   16.27%   Quarter ended  12/31/2001
                    Lowest:   (21.81)%  Quarter ended  12/31/2008




                                       TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                           1 YEAR    5 YEARS    LIFE OF FUND*
                          -------    -------    -------------
Initial Class             (32.88)%     0.24%         3.15%
Service Class             (33.08)%    (0.02)%        4.22%
Russell Midcap((R))
  Value Index             (38.44)%     0.33%         3.97%



 * Initial Class shares commenced operations on May 3, 1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.82%       0.82%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.06%       0.06%
                               -------------------
TOTAL                            0.88%       1.13%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.88%       1.13%
--------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 90      $313      $554     $1,246
Service Class              $115      $359      $622     $1,375
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.


                                       TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Value Group. Mr. Playford's analytical coverage includes the energy, materials, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Value Group. Her analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  15.79     $  16.60     $  15.89     $  14.81     $  12.93
INVESTMENT OPERATIONS
Net investment income(a)                          0.19         0.19         0.17         0.13         0.08
Net realized and unrealized gain (loss)          (4.89)        0.29         2.39         1.22         1.81
                                              ------------------------------------------------------------
Total operations                                 (4.70)        0.48         2.56         1.35         1.89
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.20)       (0.17)       (0.15)       (0.03)       (0.01)
From net realized gains                          (1.64)       (1.12)       (1.70)       (0.24)          --
                                              ------------------------------------------------------------
Total distributions                              (1.84)       (1.29)       (1.85)       (0.27)       (0.01)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   9.25     $  15.79     $  16.60     $  15.89     $  14.81
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (32.88)%       2.83%       17.25%        9.15%       14.58%
NET ASSETS END OF YEAR (000's)                $190,306     $336,861     $353,498     $338,377     $295,909
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.88%        0.87%        0.88%        0.89%*       1.00%(+)
Net investment income, to average net
  assets                                          1.40%        1.10%        1.02%        0.82%        0.58%
Portfolio turnover rate                             43%          45%          40%          68%         109%
----------------------------------------------------------------------------------------------------------





                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                              $ 15.73       $16.54       $15.83       $14.77       $12.92
INVESTMENT OPERATIONS
Net investment income(a)                          0.14         0.15         0.13         0.09         0.04
Net realized and unrealized gain (loss)          (4.87)        0.28         2.37         1.22         1.82
                                              ------------------------------------------------------------
Total operations                                 (4.73)        0.43         2.50         1.31         1.86
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.14)       (0.12)       (0.09)       (0.01)       (0.01)
From net realized gains                          (1.64)       (1.12)       (1.70)       (0.24)          --
                                              ------------------------------------------------------------
Total distributions                              (1.78)       (1.24)       (1.79)       (0.25)       (0.01)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                    $  9.22       $15.73       $16.54       $15.83       $14.77
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (33.08)%       2.53%       16.96%        8.86%       14.36%
NET ASSETS END OF YEAR (000's)                $    161      $   435      $   516      $   614      $   470
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.13%        1.12%        1.13%        1.14%*       1.25%(+)
Net investment income (loss), to average
  net assets                                      1.08%        0.89%        0.77%        0.59%        0.27%
Portfolio turnover rate                             43%          45%          40%          68%         109%
----------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.
(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
* Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02%.
+ Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.07%.



                                       TST
                TJPMMCV-6 Transamerica JPMorgan Mid Cap Value VP

-------------------------
When using a "top-down" approach, the sub-adviser looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The sub-adviser then looks at individual companies within those sectors or industries.


-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.





(MARISCO CAPITAL MANAGEMENT LOGO)                 TRANSAMERICA MARSICO GROWTH VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.


                                       TST
                     TMARGR-1 Transamerica Marsico Growth VP

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days


                                       TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Stock Index ("S&P 500 Index"), is comprised of 500 widely traded common stocks that measures the general performance of the market; and the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2000                                           -8.02
2001                                          -14.09
2002                                          -25.98
2003                                           26.34
2004                                           12.25
2005                                            8.58
2006                                            5.36
2007                                           20.40
2008                                          -40.95



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:   11.54%   Quarter ended   6/30/2003
                    Lowest:   (21.74)%  Quarter ended  12/31/2008




                                       TST
                     TMARGR-3 Transamerica Marsico Growth VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                          1 YEAR    5 YEARS    LIFE OF FUND*
                          ------    -------    -------------
Initial Class             (40.95)%   (1.80)%       (2.37)%
Service Class             (41.13)%   (2.05)%        1.41%
S&P 500 Index             (37.00)%   (2.19)%       (2.31)%
Russell 1000(R) Growth
  Index                   (38.44)%   (3.42)%       (5.04)%



* Initial Class shares commenced operations May 3, 1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.76%       0.76%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.06%       0.06%
                              -------------------
TOTAL                           0.82%       1.07%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          0.82%       1.07%
-------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 84      $294      $522     $1,176
Service Class              $109      $340      $590     $1,306
---------------------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.


                                       TST
                     TMARGR-4 Transamerica Marsico Growth VP

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110

Columbia has delegated certain of its duties as sub-adviser to Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                    INITIAL CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  12.96     $  10.88     $  10.34     $   9.53     $   8.49
INVESTMENT OPERATIONS
Net investment income(a)                        0.06         0.07         0.02         0.01         0.01
Net realized and unrealized gain (loss)        (5.25)        2.13         0.53         0.81         1.03
                                            ------------------------------------------------------------
Total operations                               (5.19)        2.20         0.55         0.82         1.04
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.05)        --(b)       (0.01)       (0.01)          --
From net realized gains                        (0.34)       (0.12)          --           --           --
                                            ------------------------------------------------------------
Total distributions                            (0.39)       (0.12)       (0.01)       (0.01)          --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.38     $  12.96     $  10.88     $  10.34     $   9.53
                                            ------------------------------------------------------------
TOTAL RETURN(C)                               (40.95)%      20.40%        5.36%        8.58%       12.25%
NET ASSETS END OF YEAR (000's)              $433,973     $707,025     $211,386     $194,775     $143,150
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.82%        0.81%        0.87%        0.88%        0.87%
Net investment income, to average net
  assets                                        0.63%        0.55%        0.17%        0.15%        0.15%
Portfolio turnover rate                           77%          56%          67%          66%          80%
--------------------------------------------------------------------------------------------------------

                                                                    SERVICE CLASS
                                            ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  12.85     $  10.81     $  10.28     $   9.50     $   8.48
INVESTMENT OPERATIONS
Net investment income (loss)(a)                 0.04         0.04        (0.01)       (0.01)       (0.01)
Net realized and unrealized gain (loss)        (5.21)        2.12         0.54         0.79         1.03
                                            ------------------------------------------------------------
Total operations                               (5.17)        2.16         0.53         0.78         1.02
                                            ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.03)          --           --           --           --
From net realized gains                        (0.34)       (0.12)          --           --           --
                                            ------------------------------------------------------------
Total distributions                            (0.37)       (0.12)          --           --           --
                                            ------------------------------------------------------------
NET ASSET VALUE
End of year                                 $   7.31     $  12.85     $  10.81     $  10.28     $   9.50
                                            ------------------------------------------------------------
TOTAL RETURN(C)                               (41.13)%      20.13%        5.16%        8.21%       12.03%
NET ASSETS END OF YEAR (000's)              $  8,464     $ 17,392     $ 12,820     $ 12,217     $  5,818
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.07%        1.06%        1.12%        1.13%        1.10%
Net investment income (loss), to average
  net assets                                    0.36%        0.30%       (0.08)%      (0.12)%      (0.07)%
Portfolio turnover rate                           77%          56%          67%          66%          80%
--------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
                     TMARGR-6 Transamerica Marsico Growth VP

-------------------------

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(MFS INVESTMENT MANAGEMENT LOGO)        TRANSAMERICA MFS INTERNATIONAL EQUITY VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets countries.

The portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:


                                       TST
                TMFSIE-1 Transamerica MFS International Equity VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


                                       TST
                TMFSIE-2 Transamerica MFS International Equity VP

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.


                                       TST
                TMFSIE-3 Transamerica MFS International Equity VP

COUNTERPARTY AND THIRD PARTY TRANSACTIONS
Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

LIQUIDITY
Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized, unmanaged index of market performance that includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


1999                                           24.95
2000                                          -14.99
2001                                          -23.44
2002                                          -21.18
2003                                           25.29
2004                                           14.34
2005                                           12.86
2006                                           23.07
2007                                            9.15
2008                                          -35.29



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:   22.87%   Quarter ended  12/31/1999
                    Lowest:   (19.85)%  Quarter ended   9/30/2002




                                       TST
                TMFSIE-4 Transamerica MFS International Equity VP

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (35.29)%    2.33%      (1.04)%
Service Class               (35.54)%    2.07%       6.24%
MSCI-EAFE Index             (43.06)%    2.10%       1.18%



 *   Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.92%       0.92%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.13%       0.13%
                              -------------------
TOTAL                           1.05%       1.30%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          1.05%       1.30%
-------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $107      $366      $645     $1,441
Service Class              $132      $412      $713     $1,568
---------------------------------------------------------------



(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.


                                       TST
                TMFSIE-5 Transamerica MFS International Equity VP

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116-3741

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1994 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001.

Massachusetts Financial Services Company ("MFS") d/b/a MFS Investment Management is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                TMFSIE-6 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                                --------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH         --------------------------------------------------------
PERIOD                                            2008        2007        2006        2005        2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                               $   8.88    $  10.03    $   8.75    $   8.61    $   7.53
INVESTMENT OPERATIONS
Net investment income(a)                            0.15        0.18        0.08        0.11        0.05
Net realized and unrealized gain (loss)            (3.04)       0.63        1.88        0.92        1.03
                                                --------------------------------------------------------
Total operations                                   (2.89)       0.81        1.96        1.03        1.08
                                                --------------------------------------------------------
DISTRIBUTIONS
From net investment income                         (0.13)      (0.10)      (0.14)      (0.07)         --
From net realized gains                            (0.88)      (1.86)      (0.54)      (0.82)         --
                                                --------------------------------------------------------
Total distributions                                (1.01)      (1.96)      (0.68)      (0.89)         --
                                                --------------------------------------------------------
NET ASSET VALUE
End of year                                     $   4.98    $   8.88    $  10.03    $   8.75    $   8.61
                                                --------------------------------------------------------
TOTAL RETURN(B)                                   (35.29)%      9.15%      23.07%      12.86%      14.34%
NET ASSETS END OF YEAR (000's)                  $167,025    $327,306    $354,278    $265,260    $235,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                      1.05%       1.05%       1.07%       1.10%       1.09%
Net investment income, to average net assets        2.03%       1.77%       0.79%       1.30%       0.70%
Portfolio turnover rate                               26%         35%        138%        103%        125%
--------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                                --------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH         --------------------------------------------------------
PERIOD                                            2008        2007        2006        2005        2004
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                               $   8.80    $   9.97    $   8.70    $   8.59    $   7.52
INVESTMENT OPERATIONS
Net investment income(a)                            0.12        0.12        0.05        0.08        0.03
Net realized and unrealized gain (loss)            (3.01)       0.66        1.89        0.91        1.04
                                                --------------------------------------------------------
Total operations                                   (2.89)       0.78        1.94        0.99        1.07
                                                --------------------------------------------------------
DISTRIBUTIONS
From net investment income                         (0.11)      (0.09)      (0.13)      (0.06)         --
From net realized gains                            (0.88)      (1.86)      (0.54)      (0.82)         --
                                                --------------------------------------------------------
Total distributions                                (0.99)      (1.95)      (0.67)      (0.88)         --
                                                --------------------------------------------------------
NET ASSET VALUE
End of year                                     $   4.92    $   8.80    $   9.97    $   8.70    $   8.59
                                                --------------------------------------------------------
TOTAL RETURN(B)                                   (35.54)%      8.87%      22.92%      12.42%      14.23%
NET ASSETS END OF YEAR (000's)                  $  7,656    $ 14,658    $  8,120    $  3,850    $  2,215
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                      1.30%       1.30%       1.32%       1.35%       1.35%
Net investment income, to average net assets        1.76%       1.27%       0.55%       0.97%       0.40%
Portfolio turnover rate                               26%         35%        138%        103%        125%
--------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



                                       TST
                TMFSIE-7 Transamerica MFS International Equity VP

(PIMCO LOGO)                                  TRANSAMERICA PIMCO TOTAL RETURN VP


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2008, was 3.71 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.


                                       TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and

                                       TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities  transactions
 - higher costs for holding shares (custodial  fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CURRENCY HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


                                       TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities that are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

LIQUIDITY
Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website

                                       TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index ("BCUSA Index"), is a widely recognized, unmanaged index of market performance that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

2003                                            4.90
2004                                            4.50
2005                                            2.33
2006                                            4.21
2007                                            8.95
2008                                           -2.79



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:   4.45%   Quarter ended  9/30/2007
                    Lowest:   (4.67)%  Quarter ended  9/30/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                   LIFE OF
                             1 YEAR    5 YEARS      FUND*
                             ------    -------     -------
Initial Class                 (2.79)%    3.37%       4.19%
Service Class                 (3.07)%    3.10%       3.12%
BCUSA Index                    5.24%     4.65%       5.31%



* Initial Class shares commenced operations May 1, 2002; Service Class shares commenced operations May 1, 2003.
(MONEY ICON)

EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.63%       0.63%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.07%       0.07%
                                   -------------------
TOTAL                                0.70%       0.95%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.70%       0.95%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010.
     The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any

                                       TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $72      $256      $457     $1,035
Service Class               $97      $303      $525     $1,166
---------------------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.63% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS is a managing director in the Newport Beach office, a portfolio manager, and a member of PIMCO's Investment Committee. He has written extensively and lectured on the topic of fixed-income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has 31 years of investment experience and holds an M.B.A. from the University of Chicago Graduate School of Business. He received his undergraduate degree from Pomona College. He joined PIMCO in 1980.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.



                                       TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ----------------------------------------------------------------
PERIOD                                         2008           2007          2006         2005         2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $    11.65     $    10.98     $  10.91     $  11.12     $  10.98
INVESTMENT OPERATIONS
Net investment income(a)                          0.55           0.50         0.45         0.36         0.19
Net realized and unrealized gain (loss)          (0.86)          0.46           --        (0.10)        0.29
                                            ----------------------------------------------------------------
Total operations                                 (0.31)          0.96         0.45         0.26         0.48
                                            ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.51)         (0.29)       (0.38)       (0.20)       (0.17)
From net realized gains                          (0.17)            --(b)        --        (0.27)       (0.17)
                                            ----------------------------------------------------------------
Total distributions                              (0.68)         (0.29)       (0.38)       (0.47)       (0.34)
                                            ----------------------------------------------------------------
NET ASSET VALUE
End of year                                 $    10.66     $    11.65     $  10.98     $  10.91     $  11.12
                                            ----------------------------------------------------------------
TOTAL RETURN(C)                                  (2.79)%         8.95%        4.21%        2.33%        4.50%
NET ASSETS END OF YEAR (000's)              $1,213,602     $1,292,286     $976,434     $726,038     $633,493
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.70%          0.70%        0.73%        0.74%        0.75%
Net investment income, to average net
  assets                                          4.87%          4.47%        4.13%        3.28%        1.75%
Portfolio turnover rate                            740%           728%         709%         387%         393%
------------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ----------------------------------------------------------------
PERIOD                                         2008           2007          2006         2005         2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $    11.67     $    11.00     $  10.93     $  11.16     $  11.02
INVESTMENT OPERATIONS
Net investment income(a)                          0.51           0.47         0.42         0.34         0.17
Net realized and unrealized gain (loss)          (0.85)          0.47         0.01        (0.11)        0.29
                                            ----------------------------------------------------------------
Total operations                                 (0.34)          0.94         0.43         0.23         0.46
                                            ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.50)         (0.27)       (0.36)       (0.19)       (0.15)
From net realized gains                          (0.17)            --(b)        --        (0.27)       (0.17)
                                            ----------------------------------------------------------------
Total distributions                              (0.67)         (0.27)       (0.36)       (0.46)       (0.32)
                                            ----------------------------------------------------------------
NET ASSET VALUE
End of year                                 $    10.66     $    11.67     $  11.00     $  10.93     $  11.16
                                            ----------------------------------------------------------------
TOTAL RETURN(C)                                  (3.07)%         8.80%        3.90%        2.03%        4.22%
NET ASSETS END OF YEAR (000's)              $   65,268     $   32,336     $ 24,957     $ 23,661     $ 14,590
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.95%          0.95%        0.98%        0.99%        1.01%
Net investment income, to average net
  assets                                          4.55%          4.23%        3.86%        3.10%        1.54%
Portfolio turnover rate                            740%           728%         709%         387%         393%
------------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.



                                       TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    TRANSAMERICA SMALL/MID CAP VALUE VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing

                                       TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


                                       TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

(GRAPH ICON)

PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           29.39
2000                                           11.02
2001                                           28.79
2002                                          -39.46
2003                                           90.83
2004                                           16.35
2005                                           13.56
2006                                           18.05
2007                                           24.74
2008                                          -40.86



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:   44.49%   Quarter ended  12/31/2001
                    Lowest:   (33.09)%  Quarter ended   9/30/2002


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (40.86)%    2.84%      9.41%
Service Class               (41.05)%     N/A       2.57%
Russell 2500(R) Value
  Index                     (31.99)%   (0.15)%     5.72%



 *   Service Class shares commenced operations on May 1, 2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.80%       0.80%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.06%       0.06%
                                   -------------------
TOTAL                                0.86%       1.11%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.86%       1.11%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


                                       TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------

Initial Class              $ 88      $307      $543     $1,223
Service Class              $113      $353      $612     $1,352

---------------------------------------------------------------




(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (LEAD) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the healthcare sector and industries within the consumer discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (LEAD) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

THOMAS E. LARKIN, III, PORTFOLIO MANAGER (CO) Mr. Larkin co-manages institutional and retail portfolios in the diversified equity strategy. In addition, his senior securities analyst responsibilities include covering the producer durables, autos and transportation, and materials and processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap,

                                       TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

Mr. Larkin interned with Morgan Stanley in the Private Wealth Management Division and with Trust Company of the West as an analyst with their Worldwide Opportunities Emerging Markets Fund. He earned a B.A. in economics from Duke University. Mr. Larkin is currently a CFA Level I candidate and has eight years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH     ----------------------------------------------------------------
PERIOD                                        2008         2007         2006         2005           2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  22.10     $  19.58     $  18.33     $  16.94       $  14.56
INVESTMENT OPERATIONS
Net investment income(a)                        0.28         0.34         0.19         0.16           0.07
Net realized and unrealized gain (loss)        (8.43)        4.35         2.94         2.11           2.31
                                            ----------------------------------------------------------------
Total operations                               (8.15)        4.69         3.13         2.27           2.38
                                            ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.29)       (0.21)       (0.18)       (0.08)            --
From net realized gains                        (2.06)       (1.96)       (1.70)       (0.80)            --
                                            ----------------------------------------------------------------
Total distributions                            (2.35)       (2.17)       (1.88)       (0.88)            --
                                            ----------------------------------------------------------------
NET ASSET VALUE
End of year                                 $  11.60     $  22.10     $  19.58     $  18.33       $  16.94
                                            ----------------------------------------------------------------
TOTAL RETURN(B)                               (40.86)%      24.74%       18.05%       13.56%         16.35%
NET ASSETS END OF YEAR (000's)              $175,980     $463,795     $409,879     $407,351       $421,079
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  0.86%        0.85%        0.86%        0.86%          0.84%
Net investment income, to average net
  assets                                        1.52%        1.57%        0.98%        0.92%          0.48%
Portfolio turnover rate                           60%          18%          24%          33%           139%
------------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH                                                           MAY 3 TO
PERIOD                                        2008         2007         2006         2005       DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                           $  21.94     $  19.48     $  18.26     $  16.92       $  14.71
INVESTMENT OPERATIONS
Net investment income(a)                        0.23         0.27         0.14         0.15           0.10
Net realized and unrealized gain (loss)        (8.36)        4.33         2.94         2.06           2.11
                                            ----------------------------------------------------------------
Total operations                               (8.13)        4.60         3.08         2.21           2.21
                                            ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                     (0.26)       (0.18)       (0.16)       (0.07)            --
From net realized gains                        (2.06)       (1.96)       (1.70)       (0.80)            --
                                            ----------------------------------------------------------------
Total distributions                            (2.32)       (2.14)       (1.86)       (0.87)            --
                                            ----------------------------------------------------------------
NET ASSET VALUE
End of year                                 $  11.49     $  21.94     $  19.48     $  18.26       $  16.92
                                            ----------------------------------------------------------------
TOTAL RETURN(B)                               (41.05)%      24.39%       17.82%       13.26%         15.02%(c)
NET ASSETS END OF YEAR (000's)              $ 12,628     $ 31,226     $ 15,822     $ 10,717       $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                  1.11%        1.10%        1.11%        1.11%          1.11%(d)
Net investment income, to average net
  assets                                        1.29%        1.27%        0.73%        0.82%          0.94%(d)
Portfolio turnover rate                           60%          18%          24%          33%           139%(c)
------------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)  Not annualized.

(d)  Annualized.


                                       TST
                   TSMCV-6 Transamerica Small/Mid Cap Value VP

(T. ROWE PRICE LOGO)                 TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies in the aggregate with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the Standard & Poor's 500 Stock Index ("S&P 500 Index")
- Low price-to-earnings ratio relative to the S&P 500 Index
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

Under normal market conditions, substantial dividend income means that the yield on the portfolio's securities generally exceeds the yield on the portfolio's benchmark. In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally

                                       TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political or financial instability and small markets
- different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying

                                       TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Index, is comprised of 500 widely traded common stocks that measures the general performance of the market. The secondary

                                       TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Each index is a widely recognized, unmanaged index of market performance. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                            3.47
2000                                           12.31
2001                                            2.17
2002                                          -12.81
2003                                           25.59
2004                                           14.81
2005                                            4.11
2006                                           18.96
2007                                            3.32
2008                                          -35.97



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  16.70%   Quarter ended  6/30/2003
                    Lowest:  (22.22)%  Quarter ended 12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (35.97)%   (1.22)%      2.03%
Service Class               (36.19)%   (1.48)%      2.33%
S&P 500 Index               (37.00)%   (2.19)%     (1.38)%
Russell 1000(R) Value
  Index                     (36.85)%   (0.79)%      1.36%



 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets


                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.74%       0.74%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.06%       0.06%
                                   -------------------
TOTAL                                0.80%       1.05%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.80%       1.05%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


                                       TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
Initial Class                $ 82     $288     $511    $1,153
Service Class                $107     $334     $579    $1,283
--------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3 billion..        10.0% fee reduction


Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, CFA, CIC, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1980. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                       INITIAL CLASS
                                             -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      -----------------------------------------------------------------
PERIOD                                            2008           2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $       19.08     $  20.81     $  20.12     $  21.32     $  18.96
INVESTMENT OPERATIONS
Net investment income(a)                              0.36         0.36         0.33         0.33         0.31
Net realized and unrealized gain (loss)              (5.79)        0.34         3.18         0.50         2.45
                                             -----------------------------------------------------------------
Total operations                                     (5.43)        0.70         3.51         0.83         2.76
                                             -----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                           (0.42)       (0.47)       (0.41)       (0.39)       (0.26)
From net realized gains                              (4.90)       (1.96)       (2.41)       (1.64)       (0.14)
                                             -----------------------------------------------------------------
Total distributions                                  (5.32)       (2.43)       (2.82)       (2.03)       (0.40)
                                             -----------------------------------------------------------------
NET ASSET VALUE
End of year                                       $   8.33     $  19.08     $  20.81     $  20.12     $  21.32
                                             -----------------------------------------------------------------
TOTAL RETURN(B)                                     (35.97)%       3.32%       18.96%        4.11%       14.81%
NET ASSETS END OF YEAR (000's)                    $267,148     $531,387     $841,295     $802,067     $919,982
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                        0.80%        0.80%        0.80%        0.79%        0.78%
Net investment income, to average net
  assets                                              2.55%        1.70%        1.61%        1.60%        1.57%
Portfolio turnover rate                                 27%          22%          14%          22%          22%
--------------------------------------------------------------------------------------------------------------

                                                                       SERVICE CLASS
                                             -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH      -----------------------------------------------------------------
PERIOD                                            2008           2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                            $       19.15     $  20.89     $  20.19     $  21.42     $  19.05
INVESTMENT OPERATIONS
Net investment income(a)                              0.33         0.30         0.28         0.28         0.29
Net realized and unrealized gain (loss)              (5.83)        0.35         3.20         0.50         2.43
                                             -----------------------------------------------------------------
Total operations                                     (5.50)        0.65         3.48         0.78         2.72
                                             -----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                           (0.37)       (0.43)       (0.37)       (0.37)       (0.21)
From net realized gains                              (4.90)       (1.96)       (2.41)       (1.64)       (0.14)
                                             -----------------------------------------------------------------
Total distributions                                  (5.27)       (2.39)       (2.78)       (2.01)       (0.35)
                                             -----------------------------------------------------------------
NET ASSET VALUE
End of year                                       $   8.38     $  19.15     $  20.89     $  20.19     $  21.42
                                             -----------------------------------------------------------------
TOTAL RETURN(B)                                     (36.19)%       3.06%       18.71%        3.81%       14.56%
NET ASSETS END OF YEAR (000's)                    $ 13,643     $ 31,626     $ 28,865     $ 21,561     $ 11,765
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                        1.05%        1.05%        1.05%        1.04%        1.04%
Net investment income, to average net
  assets                                              2.28%        1.45%        1.35%        1.37%        1.45%
Portfolio turnover rate                                 27%          22%          14%          22%          22%
--------------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(T. ROWE PRICE LOGO)                     TRANSAMERICA T. ROWE PRICE SMALL CAP VP


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index ("MSCI U.S. Small Cap Growth Index"), which was approximately $24 million to $3.2 billion as of December 31, 2008, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has

                                       TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political or financial instability and small markets
- different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market

                                       TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI U.S. Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the Morgan Stanley Capital International U.S. Small Cap 1750 Index, which represents the universe of small capitalization companies in the U.S. equity market). The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.


                                       TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)


2000                                           -8.45
2001                                           -9.71
2002                                          -27.35
2003                                           40.40
2004                                           10.37
2005                                           10.61
2006                                            3.59
2007                                            9.61
2008                                          -36.25



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  25.80%   Quarter ended 12/31/2001
                    Lowest:  (25.77)%  Quarter ended 12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                          1 YEAR    5 YEARS    LIFE OF FUND*
                         -------    -------    -------------
Initial Class            (36.25)%    (2.44)%       0.32%
Service Class            (36.40)%    (2.68)%       2.86%
MSCI U.S. Small Cap
  Growth Index           (40.15)%    (1.47)%       1.83%



* Initial Class shares commenced operations May 3, 1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.75%       0.75%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses                   0.08%       0.08%
                               -------------------
TOTAL                            0.83%       1.08%
Expense reduction(c)             0.00%       0.00%
                               -------------------
NET OPERATING EXPENSES           0.83%       1.08%
--------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 85      $297      $527     $1,188
Service Class              $110      $343      $595     $1,317
---------------------------------------------------------------






                                       TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3 billion..        10.0% fee reduction


Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.


                                       TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  10.27     $  10.36     $  11.08     $  12.35     $  11.19
INVESTMENT OPERATIONS
Net investment loss(a)                           (0.01)       (0.04)       (0.05)       (0.04)       (0.06)
Net realized and unrealized gain (loss)          (3.04)        1.03         0.35         1.21         1.22
                                              ------------------------------------------------------------
Total operations                                 (3.05)        0.99         0.30         1.17         1.16
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net realized gains                          (1.95)       (1.08)       (1.02)       (2.44)          --
                                              ------------------------------------------------------------
Total distributions                              (1.95)       (1.08)       (1.02)       (2.44)          --
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   5.27     $  10.27     $  10.36     $  11.08     $  12.35
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (36.25)%       9.61%        3.59%       10.61%       10.37%
NET ASSETS END OF YEAR (000's)                $102,260     $224,187     $253,644     $326,681     $308,252
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.83%        0.82%        0.84%        0.81%        0.79%
Net investment loss, to average net
  assets                                         (0.13)%      (0.40)%      (0.48)%      (0.36)%      (0.51)%
Portfolio turnover rate                             30%          45%          34%          49%          27%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  10.14     $  10.25     $  11.00     $  12.30     $  11.17
INVESTMENT OPERATIONS
Net investment loss(a)                           (0.03)       (0.07)       (0.08)       (0.07)       (0.08)
Net realized and unrealized gain (loss)          (3.00)        1.01         0.35         1.21         1.21
                                              ------------------------------------------------------------
Total operations                                 (3.03)        0.94         0.27         1.14         1.13
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net realized gains                          (1.92)       (1.05)       (1.02)       (2.44)          --
                                              ------------------------------------------------------------
Total distributions                              (1.92)       (1.05)       (1.02)       (2.44)          --
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $   5.19     $  10.14     $  10.25     $  11.00     $  12.30
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (36.40)%       9.27%        3.34%       10.40%       10.12%
NET ASSETS END OF YEAR (000's)                $  7,434     $ 16,329     $ 17,411     $ 16,877     $  7,525
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.08%        1.07%        1.09%        1.06%        1.05%
Net investment loss, to average net
  assets                                         (0.38)%      (0.64)%      (0.73)%      (0.63)%      (0.74)%
Portfolio turnover rate                             30%          45%          34%          49%          27%
----------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
                TTRPSC-6 Transamerica T. Rowe Price Small Cap VP

-------------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.





(FRANKLIN TEMPLETON INVESTMENTS LOGO)           TRANSAMERICA TEMPLETON GLOBAL VP
(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest the assets of the "international portfolio" primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have 50% or more of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment

                                       TST
                     TTG-1 Transamerica Templeton Global VP
will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- Their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities transactions
- higher costs for holding shares (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political or financial instability and small markets
- different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's

                                       TST
                     TTG-2 Transamerica Templeton Global VP
investments in foreign currency denominated securities may reduce the returns of the portfolio.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.


                                       TST
                     TTG-3 Transamerica Templeton Global VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar

                                       TST
                     TTG-4 Transamerica Templeton Global VP
quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a widely recognized, unmanaged index of market performance made up of equities from 23 countries, including the U.S. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                            71.1
2000                                          -17.55
2001                                          -22.84
2002                                          -26.02
2003                                           22.72
2004                                            9.54
2005                                            7.47
2006                                           18.79
2007                                           15.24
2008                                          -43.67



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  46.11%   Quarter ended 12/31/1999
                    Lowest:  (21.70)%  Quarter ended 12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (43.67)%   (2.00)%     (1.08)%
Service Class               (43.81)%   (2.24)%      1.96%
MSCIW Index                 (40.33)%    0.00%      (0.19)%



*    Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.75%       0.75%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.09%       0.09%
                                   -------------------
TOTAL                                0.84%       1.09%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.84%       1.09%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain

                                       TST
                     TTG-5 Transamerica Templeton Global VP
     extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 86      $300      $532     $1,199
Service Class              $111      $347      $601     $1,329
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With

                                       TST
                     TTG-6 Transamerica Templeton Global VP
more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
                     TTG-7 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                       INITIAL CLASS
                                              ---------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ---------------------------------------------------------------
PERIOD                                          2008         2007         2006           2005          2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  25.01     $  22.05     $  18.81        $  17.69     $  16.15
INVESTMENT OPERATIONS
Net investment income(a)                          0.41         0.31         0.27            0.21         0.14
Net realized and unrealized gain (loss)         (11.21)        3.02         3.23            1.10         1.40
                                              ---------------------------------------------------------------
Total operations                                (10.80)        3.33         3.50            1.31         1.54
                                              ---------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.39)       (0.37)       (0.26)          (0.19)          --
                                              ---------------------------------------------------------------
Total distributions                              (0.39)       (0.37)       (0.26)          (0.19)          --
                                              ---------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.82     $  25.01     $  22.05        $  18.81     $  17.69
                                              ---------------------------------------------------------------
TOTAL RETURN(B)                                 (43.67)%      15.24%       18.79%           7.47%        9.54%
NET ASSETS END OF YEAR (000's)                $288,218     $611,618     $598,312        $581,669     $642,460
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.84%        0.85%        0.87%           0.90%        0.95%
Net investment income, to average net
  assets                                          2.03%        1.31%        1.35%           1.20%        0.84%
Portfolio turnover rate                             18%          34%          59%             61%         139%
-------------------------------------------------------------------------------------------------------------

                                                                       SERVICE CLASS
                                              ---------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ---------------------------------------------------------------
PERIOD                                          2008         2007         2006           2005          2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  24.85     $  21.93     $  18.73        $  17.65     $  16.15
INVESTMENT OPERATIONS
Net investment income(a)                          0.37         0.26         0.21            0.16         0.12
Net realized and unrealized gain (loss)         (11.15)        2.99         3.23            1.10         1.38
                                              ---------------------------------------------------------------
Total operations                                (10.78)        3.25         3.44            1.26         1.50
                                              ---------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.33)       (0.33)       (0.24)          (0.18)          --
                                              ---------------------------------------------------------------
Total distributions                              (0.33)       (0.33)       (0.24)          (0.18)          --
                                              ---------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.74     $  24.85     $  21.93     $     18.73     $  17.65
                                              ---------------------------------------------------------------
TOTAL RETURN(B)                                 (43.81)%      14.98%       18.45%           7.23%        9.29%
NET ASSETS END OF YEAR (000's)                $  8,498     $ 24,292     $ 16,329        $  7,930     $  3,911
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.09%        1.10%        1.12%           1.15%        1.19%
Net investment income, to average net
  assets                                          1.83%        1.11%        1.02%           0.88%        0.73%
Portfolio turnover rate                             18%          34%          59%             61%         139%
-------------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
                     TTG-8 Transamerica Templeton Global VP

(TRANSAMERICA INVESTMENT LOGO)        TRANSAMERICA U.S. GOVERNMENT SECURITIES VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.


                                       TST
               TUSGS-1 Transamerica U.S. Government Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------
Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of

                                       TST
               TUSGS-2 Transamerica U.S. Government Securities VP affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the

                                       TST
               TUSGS-3 Transamerica U.S. Government Securities VP currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Government Index, is a widely recognized, unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.


                                       TST
               TUSGS-4 Transamerica U.S. Government Securities VP

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           -0.87
2000                                           10.16
2001                                            5.10
2002                                            5.81
2003                                            2.95
2004                                            3.30
2005                                            2.23
2006                                            3.27
2007                                            6.05
2008                                            7.66



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  5.07%   Quarter 12/31/2008
                    Lowest:  (2.83)%  Quarter  6/30/2004


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                             ------    -------    --------
Initial Class                  7.66%     4.48%      4.53%
Service Class                  7.42%     4.21%      3.83%
Barclays Capital U.S.
  Government Index            12.39%     6.06%      6.16%



 *   Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                CLASS OF SHARES
                              INITIAL     SERVICE
-------------------------------------------------
Management fees                 0.55%       0.55%
Rule 12b-1 fees                 0.00%(b)    0.25%
Other expenses                  0.05%       0.05%
                              -------------------
TOTAL                           0.60%       0.85%
Expense reduction(c)            0.00%       0.00%
                              -------------------
NET OPERATING EXPENSES          0.60%       0.85%
-------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class               $61      $225      $402     $  916
Service Class               $87      $271      $471     $1,049
---------------------------------------------------------------





                                       TST
               TUSGS-5 Transamerica U.S. Government Securities VP

(BRIEFCASE ICON)

MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, PORTFOLIO MANAGER (LEAD)
Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.


GREG D. HAENDEL, CFA, PORTFOLIO MANAGER (CO)
Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  12.00     $  11.86     $  11.94     $  12.32     $  12.42
INVESTMENT OPERATIONS
Net investment income(a)                          0.44         0.54         0.52         0.43         0.40
Net realized and unrealized gain (loss)           0.47         0.16        (0.14)       (0.15)          --
                                              ------------------------------------------------------------
Total operations                                  0.91         0.70         0.38         0.28         0.40
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.27)       (0.56)       (0.44)       (0.50)       (0.44)
From net realized gains                             --           --        (0.02)       (0.16)       (0.06)
                                              ------------------------------------------------------------
Total distributions                              (0.27)       (0.56)       (0.46)       (0.66)       (0.50)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  12.64     $  12.00     $  11.86     $  11.94     $  12.32
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                   7.66%        6.05%        3.27%        2.23%        3.30%
NET ASSETS END OF YEAR (000's)                $247,964     $149,664     $164,070     $186,335     $211,847
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.60%        0.62%        0.62%        0.67%        0.72%
Net investment income, to average net
  assets                                          3.60%        4.56%        4.41%        3.50%        3.19%
Portfolio turnover rate                            200%         170%         184%          92%          82%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  12.23     $  12.09     $  12.18     $  12.53     $  12.64
INVESTMENT OPERATIONS
Net investment income(a)                          0.39         0.52         0.51         0.41         0.37
Net realized and unrealized gain (loss)           0.51         0.16        (0.14)       (0.16)       (0.01)
                                              ------------------------------------------------------------
Total operations                                  0.90         0.68         0.37         0.25         0.36
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.27)       (0.54)       (0.44)       (0.44)       (0.41)
From net realized gains                             --           --        (0.02)       (0.16)       (0.06)
                                              ------------------------------------------------------------
Total distributions                              (0.27)       (0.54)       (0.46)       (0.60)       (0.47)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  12.86     $  12.23     $  12.09     $  12.18     $  12.53
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                   7.42%        5.78%        3.06%        1.98%        2.90%
NET ASSETS END OF YEAR (000's)                $620,178     $ 26,213     $  8,572     $  7,558     $  5,250
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.85%        0.87%        0.87%        0.92%        0.97%
Net investment income, to average net
  assets                                          3.14%        4.29%        4.27%        3.27%        2.97%
Portfolio turnover rate                            200%         170%         184%          92%          82%
----------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
               TUSGS-7 Transamerica U.S. Government Securities VP

-------------------------
When a sub-adviser uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.





(VAN KAMPEN INVESTMENTS LOGO)                     TRANSAMERICA VAN KAMPEN ACTIVE
                                                     INTERNATIONAL ALLOCATION VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------
The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts ("REITs") in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective

                                       TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the short term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities  transactions
- higher costs for holding shares  (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political or financial instability and small markets
- different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less

                                       TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

REITS
Real estate markets have been particularly affected by the financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

REAL ESTATE SECURITIES
Real estate markets have been particularly affected by the current financial crisis. Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

- Declining real estate value
- Risks relating to general and local economic conditions
- Over-building
- Increased competition for assets in local and regional markets
- Increases in property taxes
- Increases in operating expenses or interest rates
- Change in neighborhood value or the appeal of properties to tenants
- Insufficient levels of occupancy
- Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


                                       TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI-EAFE Index, a widely recognized, unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           32.35
2000                                          -18.26
2001                                          -22.96
2002                                          -16.97
2003                                           32.81
2004                                           16.04
2005                                           13.79
2006                                           23.51
2007                                           15.60
2008                                          -38.83



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  23.26%   Quarter ended 12/31/1999
                    Lowest:  (19.12)%  Quarter ended  9/30/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (38.83)%    2.89%      0.58%
Service Class               (39.05)%    2.62%      7.63%
MSCI-EAFE Index             (43.06)%    2.10%      1.18%



 *   Service Class shares commenced operations May 1, 2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.
(MONEY ICON)

EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                 CLASS OF SHARES
                               INITIAL     SERVICE
--------------------------------------------------
Management fees                  0.85%       0.85%
Rule 12b-1 fees                  0.00%(b)    0.25%
Other expenses(a)                0.39%       0.39%
                               -------------------
TOTAL                            1.24%       1.49%
Expense reduction(c)             0.17%       0.17%
                               -------------------
NET OPERATING EXPENSES           1.07%       1.32%
--------------------------------------------------



(a) Other expenses have been restated to reflect expenses the portfolio expects to incur during its current fiscal year.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                       TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $109      $409      $730     $1,641
Service Class              $134      $454      $797     $1,765
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


                                       TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

FINANCIAL HIGHLIGHTS
----------------------------------------
(MONEY ICON)

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD()                                        2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  17.16     $  15.29     $  12.42     $  11.30     $   9.98
INVESTMENT OPERATIONS
Net investment income(a)                          0.28         0.29         0.25         0.18         0.11
Net realized and unrealized gain (loss)          (6.34)        2.05         2.67         1.34         1.45
                                              ------------------------------------------------------------
Total operations                                 (6.06)        2.34         2.92         1.52         1.56
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.49)       (0.47)       (0.05)       (0.40)       (0.24)
From net realized gains                          (1.88)          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (2.37)       (0.47)       (0.05)       (0.40)       (0.24)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year()                                 $   8.73     $  17.16     $  15.29     $  12.42     $  11.30
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (38.83)%      15.60%       23.51%       13.79%       16.04%
NET ASSETS END OF YEAR (000's)                $120,650     $247,159     $230,638     $190,875     $151,185
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets()
  After reimbursement/fee waiver                  1.07%        1.02%        0.94%        0.94%        0.99%
  Before reimbursement/fee waiver()               1.09%        1.04%        1.05%        1.12%        1.12%
Net investment income, to average net
  assets()                                        2.08%        1.75%        1.84%        1.62%        1.13%
Portfolio turnover rate()                           27%          27%          17%          22%          63%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD()                                        2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  17.12     $  15.28     $  12.43     $  11.32     $  10.00
INVESTMENT OPERATIONS
Net investment income(a)                          0.25         0.25         0.21         0.15         0.05
Net realized and unrealized gain (loss)          (6.33)        2.04         2.67         1.36         1.48
                                              ------------------------------------------------------------
Total operations                                 (6.08)        2.29         2.88         1.51         1.53
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.46)       (0.45)       (0.03)       (0.40)       (0.21)
From net realized gains                          (1.88)          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (2.34)       (0.45)       (0.03)       (0.40)       (0.21)
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year()                                 $   8.70     $  17.12     $  15.28     $  12.43     $  11.32
                                              ------------------------------------------------------------
TOTAL RETURN(B)                                 (39.05)%      15.27%       23.18%       13.61%       15.71%
NET ASSETS END OF YEAR (000's)                $  9,046     $ 17,983     $ 12,147     $  4,917     $  2,293
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets
  After reimbursement/fee waiver                  1.32%        1.27%        1.19%        1.19%        1.24%
  Before reimbursement/fee waiver                 1.34%        1.29%        1.30%        1.37%        1.37%
Net investment income, to average net
  assets                                          1.84%        1.47%        1.48%        1.27%        0.50%
Portfolio turnover rate                             27%          27%          17%          22%          63%
----------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.
(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
       TVKAIA-6 Transamerica Van Kampen Active International Allocation VP

(VAN KAMPEN INVESTMENTS LOGO)          TRANSAMERICA VAN KAMPEN LARGE CAP CORE VP

OBJECTIVE
----------------------------------------
(BULLSEYE ICON)

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)

PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as

                                       TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- different accounting and reporting practices
- less information available to the public
- less (or different) regulation of securities markets
- more complex business negotiations
- less liquidity
- more fluctuations in prices
- delays in settling foreign securities  transactions
- higher costs for holding shares  (custodial fees)
- higher transaction costs
- vulnerability to seizure and taxes
- political or financial instability and small markets
- different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

REITS
Real estate markets have been particularly affected by the current financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                       TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Standard & Poor's 500 Stock Index ("S&P 500 Index"), a widely recognized,

                                       TST
               TVKLCC-3 Transamerica Van Kampen Large Cap Core VP unmanaged index of market performance, which is comprised of 500 widely traded common stocks that measures the general performance of the market. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                           26.39
2000                                           -5.93
2001                                           -7.06
2002                                          -16.38
2003                                           21.08
2004                                           12.75
2005                                            9.41
2006                                           10.33
2007                                            9.25
2008                                          -42.08



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  15.66%   Quarter ended 12/31/1999
                    Lowest:  (25.25)%  Quarter ended 12/31/2008



(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS
                                                  OR LIFE
                            1 YEAR    5 YEARS    OF FUND*
                            ------    -------    --------
Initial Class               (42.08)%   (2.94)%     (0.37)%
Service Class               (42.20)%   (3.18)%     (0.21)%
S&P 500 Index               (37.00)%   (2.19)%     (1.38)%



*    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------
When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.75%       0.75%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.08%       0.08%
                                   -------------------
TOTAL                                0.83%       1.08%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.83%       1.08%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and certain extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a

                                       TST
               TVKLCC-4 Transamerica Van Kampen Large Cap Core VP prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 85      $297      $527     $1,188
Service Class              $110      $343      $595     $1,317
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include DENNIS P. LYNCH, DAVID S. COHEN, and SAM G. CHAINANI, each a Managing Director, and ALEXANDER T. NORTON, JASON C. YEUNG and ARMISTEAD B. NASH, each an Executive Director. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, each a Managing Director, and JAMES WARWICK and DEVIN ARMSTRONG, each an Executive Director.

Mr. Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004.

Mr. Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004.

Mr. Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004.

Mr. Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005.

Mr. Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007.

Mr. Nash has worked for Van Kampen since 2002 and joined the Growth Team in 2004. Prior to 2004, he worked in an investment management capacity for Van Kampen. He has managed the portfolio since September 30, 2008.

Mr. Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004.

Mr. Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004.

Mr. Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.

Mr. Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007.

Mr. Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
               TVKLCC-5 Transamerica Van Kampen Large Cap Core VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS
                                              -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       -----------------------------------------------------------
PERIOD                                          2008        2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $ 19.04     $  18.73     $  18.23     $  16.90     $  15.26
INVESTMENT OPERATIONS
Net investment income(a)                         0.18         0.19         0.15         0.14         0.19
Net realized and unrealized gain (loss)         (7.25)        1.50         1.59         1.43         1.71
                                              -----------------------------------------------------------
Total operations                                (7.07)        1.69         1.74         1.57         1.90
                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                      (0.23)       (0.19)       (0.18)       (0.24)       (0.26)
From net realized gains                         (2.65)       (1.19)       (1.06)          --           --
                                              -----------------------------------------------------------
Total distributions                             (2.88)       (1.38)       (1.24)       (0.24)       (0.26)
                                              -----------------------------------------------------------
NET ASSET VALUE
End of year                                   $  9.09     $  19.04     $  18.73     $  18.23     $  16.90
                                              -----------------------------------------------------------
TOTAL RETURN(B)                                (42.08)%       9.25%       10.33%        9.41%       12.75%
NET ASSETS END OF YEAR (000's)                $73,100     $153,192     $180,443     $208,119     $234,150
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                   0.83%        0.82%        0.82%        0.82%        0.82%
Net investment income, to average net
  assets                                         1.20%        0.97%        0.81%        0.84%        1.23%
Portfolio turnover rate                            37%          37%          40%          50%         175%
---------------------------------------------------------------------------------------------------------

                                                                     SERVICE CLASS
                                              -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       -----------------------------------------------------------
PERIOD                                          2008        2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $ 19.36     $  19.04     $  18.52     $  17.19     $  15.51
INVESTMENT OPERATIONS
Net investment income(a)                         0.14         0.15         0.10         0.10         0.16
Net realized and unrealized gain (loss)         (7.38)        1.51         1.63         1.45         1.75
                                              -----------------------------------------------------------
Total operations                                (7.24)        1.66         1.73         1.55         1.91
                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                      (0.20)       (0.15)       (0.15)       (0.22)       (0.23)
From net realized gains                         (2.65)       (1.19)       (1.06)          --           --
                                              -----------------------------------------------------------
Total distributions                             (2.85)       (1.34)       (1.21)       (0.22)       (0.23)
                                              -----------------------------------------------------------
NET ASSET VALUE
End of year                                   $  9.27     $  19.36     $  19.04     $  18.52     $  17.19
                                              -----------------------------------------------------------
TOTAL RETURN(B)                                (42.20)%       8.94%       10.06%        9.12%       12.53%
NET ASSETS END OF YEAR (000's)                $ 1,852     $  1,878     $  1,428     $  1,076     $    805
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                   1.08%        1.06%        1.07%        1.07%        1.07%
Net investment income, to average net
  assets                                         0.98%        0.74%        0.55%        0.59%        1.03%
Portfolio turnover rate                            37%          37%          40%          50%         175%
---------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.


                                       TST
               TVKLCC-6 Transamerica Van Kampen Large Cap Core VP

(VAN KAMPEN INVESTMENTS LOGO)          TRANSAMERICA VAN KAMPEN MID-CAP GROWTH VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio's investment portfolio and Van Kampen's expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Van Kampen may invest up to 25% of the portfolio's assets in securities of foreign companies, including emerging markets securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:


                                       TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign

                                       TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP issuer markets are subject. These risks may include, without limitation:

 - different accounting and reporting practices
 - less information available to the public
 - less (or different) regulation of securities markets
 - more complex business negotiations
 - less liquidity
 - more fluctuations in prices
 - delays in settling foreign securities transactions
 - higher costs for holding shares (custodial fees)
 - higher transaction costs
 - vulnerability to seizure and taxes
 - political or financial instability and small markets
 - different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying

                                       TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Real estate markets have been particularly affected by the current financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

PLEASE ALSO SEE THE PORTFOLIO'S WEBSITE AT WWW.TRANSAMERICAFUNDS.COM (SELECT TRANSAMERICA VARIABLE PORTFOLIO) FOR MORE INFORMATION ABOUT THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.



                                       TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized, unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

(PERFORMANCE GRAPH)

1999                                          105.16
2000                                          -11.92
2001                                          -33.23
2002                                          -33.06
2003                                           28.15
2004                                            7.14
2005                                            7.55
2006                                            9.91
2007                                           22.53
2008                                          -46.29



The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest:  62.73%   Quarter ended 12/31/1999
                    Lowest:  (25.90)%  Quarter ended 12/31/2008


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For Calendar Year ended December 31, 2008)

                                                 10 YEARS OR
                           1 YEAR    5 YEARS    LIFE OF FUND*
                          -------    -------    -------------
Initial Class             (46.29)%    (3.58)%       (1.46)%
Service Class             (46.44)%    (3.82)%       (0.18)%
Russell Midcap(R)
  Growth Index            (44.32)%    (2.33)%       (0.19)%



*    Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio's shares, and, unless otherwise indicated, reflects expenses incurred by the portfolio during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                   INITIAL     SERVICE
------------------------------------------------------
Management fees                      0.80%       0.80%
Rule 12b-1 fees                      0.00%(b)    0.25%
Other expenses                       0.07%       0.07%
                                   -------------------
TOTAL                                0.87%       1.12%
Expense reduction(c)                 0.00%       0.00%
                                   -------------------
NET OPERATING EXPENSES               0.87%       1.12%
------------------------------------------------------



(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2008.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management, Inc. ("TAM") through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.


                                       TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio's future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
Initial Class              $ 89      $310      $549     $1,234
Service Class              $114      $356      $617     $1,363
---------------------------------------------------------------




(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------
INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's semi-annual report for the fiscal period ended June 30, 2008.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton, Jason C. Yeung, and Armistead B. Nash, each an Executive Director.

DENNIS P. LYNCH is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

ARMISTEAD B. NASH has worked for Van Kampen since 2002 and joined the Growth Team in 2004. He has managed the portfolio since 2008. Prior to 2004, he worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.


                                       TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2008 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                      INITIAL CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  25.83     $  21.08     $  19.18     $  17.85     $  16.66
INVESTMENT OPERATIONS
Net investment income (loss)(a)                   --(b)        0.11         0.05        (0.02)        0.01
Net realized and unrealized gain (loss)         (11.80)        4.64         1.85         1.37         1.18
                                              ------------------------------------------------------------
Total operations                                (11.80)        4.75         1.90         1.35         1.19
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.44)          --           --        (0.02)          --
From net realized gains                                          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (0.44)          --           --        (0.02)          --
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.59     $  25.83     $  21.08     $  19.18     $  17.85
                                              ------------------------------------------------------------
TOTAL RETURN(C)                                 (46.29)%      22.53%        9.91%        7.55%        7.14%
NET ASSETS END OF YEAR (000's)                $294,219     $648,069     $593,375     $642,496     $702,974
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    0.87%        0.89%        0.89%        0.92%        0.89%
Net investment income (loss), to average
  net assets                                      0.03%        0.47%        0.24%       (0.13)%       0.09%
Portfolio turnover rate                             39%          76%          65%         177%         170%
----------------------------------------------------------------------------------------------------------

                                                                      SERVICE CLASS
                                              ------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH       ------------------------------------------------------------
PERIOD                                          2008         2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                             $  25.56     $  20.91     $  19.07     $  17.78     $  16.63
INVESTMENT OPERATIONS
Net investment income (loss)(a)                  (0.05)        0.05           --(b)     (0.07)        0.01
Net realized and unrealized gain (loss)         (11.68)        4.60         1.84         1.36         1.14
                                              ------------------------------------------------------------
Total operations                                (11.73)        4.65         1.84         1.29         1.15
                                              ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.39)          --           --           --           --
From net realized gains                                          --           --           --           --
                                              ------------------------------------------------------------
Total distributions                              (0.39)          --           --           --           --
                                              ------------------------------------------------------------
NET ASSET VALUE
End of year                                   $  13.44     $  25.56     $  20.91     $  19.07     $  17.78
                                              ------------------------------------------------------------
TOTAL RETURN(C)                                 (46.44)%      22.24%        9.59%        7.31%        6.92%
NET ASSETS END OF YEAR (000's)                $  4,363     $ 12,057     $  6,634     $  4,758     $  2,971
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets                    1.12%        1.14%        1.14%        1.17%        1.15%
Net investment income (loss), to average
  net assets                                     (0.22)%       0.21%          --(d)     (0.40)%       0.06%
Portfolio turnover rate                             39%          76%          65%         177%         170%
----------------------------------------------------------------------------------------------------------



(a)  Calculation is based on average number of shares outstanding.

(b)  Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Rounds to less than (0.01)% 0.01%.


                                       TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

         Additional Information -- All Portfolios


(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2010. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.


                   1 Additional Information -- All Portfolios

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any

                   2 Additional Information -- All Portfolios other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As a regulated investment company, a portfolio generally will not be subject to federal income tax on its taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Each separate account is required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded

                   3 Additional Information -- All Portfolios by that separate account to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to these policies and contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2010. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or

                   4 Additional Information -- All Portfolios prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, provides additional cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or

                   5 Additional Information -- All Portfolios refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.


                   6 Additional Information -- All Portfolios

         Appendix A
         More on Strategies and Risks



HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios are offered for investment to the asset allocation portfolios described in this prospectus. These asset allocation portfolios may own a significant portion of the assets of the other portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Third Avenue Value VP and Transamerica ProFund UltraBear VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Third Avenue Value VP and Transamerica ProFund UltraBear VP each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolios' Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
An asset allocation portfolio's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation portfolio is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation portfolio may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation portfolio may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation portfolio's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.


                                  1 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



INVESTING IN PREFERRED STOCK

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company's common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such

                                  2 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



   securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop, too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL OR FINANCIAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - CURRENCY HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit

                                  3 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



   from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

DEPOSITARY RECEIPTS

Certain portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The portfolios may invest in unsponsored Depositary Receipts.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important

                                  4 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

 - LEVERAGE RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally subject to tax in the same manner as ordinary income when distributed by the

                                  5 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)



   portfolio to its shareholders) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically, a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


                                  6 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)


 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Some portfolios also may invest in derivatives based on fixed-income instruments.

SOVEREIGN DEBT
Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.


                                  7 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
Certain portfolios may invest in when-issued and delayed delivery securities and forward commitments. These involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and

                                  8 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)


frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage- related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some portfolios may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Real estate markets have been particularly affected by the financial crisis.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Real estate markets have been particularly affected by the financial crisis.

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange-traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.


                                  9 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)


INVESTING IN EXCHANGE-TRADED FUNDS ("ETFS")
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN LOANS
Certain portfolios may invest in certain commercial loans, including loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES-NATURAL RESOURCES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or

                                  10 Appendix A

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         Appendix A
         More on Strategies and Risks (continued)



   receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the

                                  11 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTING IN MASTER LIMITED PARTNERSHIPS ("MLPS")
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. Investments in MLPs may, for tax purposes, affect the character of the gain and loss realized by a portfolio and affect the holding period of a portfolio's assets.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower portfolio performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by the portfolio to its shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been

                                  12 Appendix A

         Appendix A
         More on Strategies and Risks (continued)


volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

BORROWING
Certain portfolios may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly sensitive to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value

                                  13 Appendix A

         Appendix A
         More on Strategies and Risks (continued)


investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

GEOGRAPHIC CONCENTRATION
Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

INFLATION
A portfolio is subject to the risk that the value of assets or income from the portfolio's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the value of the portfolio's assets can decline, as can the value of the portfolio's distributions. This risk is more pronounced for portfolios that invest a substantial portion of their assets in fixed-income securities with longer maturities.


                                  14 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



OTHER STRATEGIES OF TRANSAMERICA BLACKROCK GLOBAL ALLOCATION VP
----------------------------------------
Transamerica BlackRock Global Allocation VP invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the "BlackRock Fund" or "Fund"). In addition to the principal investment strategies of the Fund discussed earlier in this prospectus, the Fund may use certain other investment strategies.

According to the BlackRock Fund prospectus, the Fund may invest or engage in the following additional investments/strategies:

BORROWING AND LEVERAGE -- The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

DEPOSITARY RECEIPTS -- The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The Fund may invest in unsponsored Depositary Receipts.

ILLIQUID/RESTRICTED SECURITIES -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Fund, the Fund's investment in the Subsidiary is considered to be liquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., certain Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

INDEXED AND INVERSE SECURITIES -- The Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Fund to access certain markets or hedge risks of other assets held by the Fund, these securities are subject to the risks related to the underlying index or other assets.

INVESTMENT COMPANIES -- The Fund has the ability to invest in other investment companies, such as exchange-traded funds, money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

NON-U.S. DOLLAR CASH INVESTMENTS -- The Fund may hold non-U.S. dollar cash investments.

REPURCHASE AGREEMENTS, PURCHASE AND SALE CONTRACTS -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

SECURITIES LENDING -- The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

SHORT SALES -- The Fund may engage in short sales. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The Fund may also make short sales "against the box" without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.

SHORT-TERM SECURITIES OR INSTRUMENTS -- The Fund can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. Fund management may increase the Fund's investment in

                                  15 Appendix A

         Appendix A
         More on Strategies and Risks (continued)



these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Fund from achieving its investment objective.

STANDBY COMMITMENT AGREEMENTS -- Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

TEMPORARY DEFENSIVE STRATEGIES -- For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS -- The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.


                                  16 Appendix A

                            TRANSAMERICA SERIES TRUST
                            www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2009, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)